EXHIBIT 10.6
BOB EVANS FARMS, INC.
2006 EQUITY AND CASH INCENTIVE PLAN
CASH-BASED AWARD AGREEMENT
(For Employees — PIP Award)
     In recognition of your participation in the Bob Evans Farms, Inc. Performance Incentive Plan, Bob Evans Farms, Inc. (“we” or “us”) has granted to you a Cash-Based Award (the “Award”), subject to the terms and conditions described in the Bob Evans Farms, Inc. 2006 Equity and Cash Incentive Plan (the “Plan”) and this Cash-Based Award Agreement (this “Award Agreement”).
     To ensure you fully understand the terms and conditions of your Award, you should read the Plan and this Award Agreement carefully. Capitalized terms that are not defined in this Award Agreement have the same meanings as in the Plan.
     You should return a signed copy of this Award Agreement to:
[Insert title]
Bob Evans Farms, Inc.
3776 S. High St.
Columbus, Ohio 43207
1.	Summary of Your Award

Grant Date: [insert Grant Date].

Amount of Award: $[___]

2.	Vesting
     (a) Subject to the provisions of the Plan and this Award Agreement (including Section 3), your Award will become fully vested with respect to:
     (i) $[___] on the first anniversary of the Grant Date;
     (ii) $[___] on the second anniversary of the Grant Date; and
     (iii) $[___] on the third anniversary of the Grant Date.
     (b) Notwithstanding the foregoing and unless otherwise specified in a separate change in control agreement (or written agreement of similar import) between you and us or any Related Entity, your Award will become fully vested if a Business Combination or Change in Control occurs and:

     (i) We are not the surviving corporation following such Business Combination or Change in Control; or
     (ii) Within 24 months following such Business Combination or Change in Control, the Plan is terminated and not replaced simultaneously with a similar program providing comparable benefits; or
     (iii) Within 24 months following such Business Combination or Change in Control, your employment is Terminated by us and the Related Entities without Cause or by you for Good Reason (as defined below).
     (c) Unless otherwise specified in an employment agreement or change in control agreement between you and us or any Related Entity, “Good Reason” means, without your written consent, (i) our or a Related Entity’s failure to pay or cause to be paid your base salary or bonus (to the extent earned in accordance with the terms of any applicable arrangement), if any, when due, (ii) any substantial and sustained diminution in your authority or responsibilities with us or any Related Entity or (iii) we or a Related Entity require you to relocate more than 50 miles from your principal place of employment on the Grant Date; provided that the events described in clauses (i), (ii) and (iii) will constitute Good Reason only if we fail to cure such event within 30 days after we receive from you written notice of the event which constitutes Good Reason. “Good Reason” will cease to exist for an event on the 60th day following the later of its occurrence or your knowledge thereof, unless you have given us written notice thereof prior to such date.
3. Effect of Termination on Your Award
     (a) Retirement, Death or Disability: If you Terminate due to your Retirement, death or Disability, your Award will become fully vested on your Termination date.
     (b) Termination for Cause or Any Reason Other Than Retirement, Death or Disability: If you Terminate for Cause or, except as set forth in Section 2(b), Terminate for any reason other than due to your Retirement, death or Disability, the unvested portion of your Award will be forfeited on your Termination date.
4. Distribution of Your Award
If all applicable terms and conditions have been satisfied, the vested portion of your Award will be distributed to you in cash as soon as administratively feasible, but no later than 30 days, after it vests. If you are a Key Employee, any vested portion of your Award will not be distributed until the first day that it may be distributed without generating an excise tax under Code §409A.
5. Restrictive Covenants
Unless we or a Related Entity otherwise agree in writing, any outstanding portion of your Award will be forfeited if you:
•	Serve (or agree to serve) as an officer, director, manager, consultant or employee of any proprietorship, partnership, corporation or limited liability company or become the owner of a business or a member of a partnership or limited liability company that competes with any portion of our or a Related Entity’s business or renders any service to entities that compete with any portion of our or a Related Entity’s business;

•	Refuse or fail to consult with, supply information to, or otherwise cooperate with, us or any Related Entity after having been requested to do so; or

•	Deliberately engage in any action that the Committee concludes could harm us or any Related Entity.
6. Other Rules Affecting Your Award
     (a) Beneficiary Designation: You may name a beneficiary or beneficiaries to receive any portion of your Award that has not been distributed at the time of your death by completing a Beneficiary Designation Form. If you have not completed a Beneficiary Designation Form or if you wish to change your beneficiary, you may complete the Beneficiary Designation Form attached to this Award Agreement as Exhibit A. The Beneficiary Designation Form does not need to be completed now and is not required to be completed as a condition of receiving your Award. However, if you die without completing a Beneficiary Designation Form or if you do not complete the form correctly, your beneficiary will be your surviving spouse or, if you do not have a surviving spouse, your estate.
     (b) Tax Withholding: You may be required to pay to us or a Related Entity and, subject to Code §409A, we or any Related Entity will have the right and are hereby authorized to withhold from any amount payable under this Award Agreement or under the Plan or from any compensation or other amount owing to you, applicable withholding taxes with respect to your Award and to take such action as may be necessary in our opinion to satisfy all obligations for the payment of such taxes.
     (c) Transferring Your Award: In general, your Award may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, except by will or the laws of descent and distribution. However, as described in Section 6(a), you may complete a Beneficiary Designation Form to name the person who may receive any portion of your Award that is distributed after you die. Also, with the Committee’s consent, you may be allowed to transfer your Award to certain Permissible Transferees (as defined in the Plan). Contact us at the address given on the first page of this Award Agreement if you are interested in transferring your Award to a Permissible Transferee.
     (d) Governing Law: This Award Agreement will be construed in accordance with and governed by the laws (other than laws governing conflicts of laws) of the State of Ohio except to the extent that the Delaware General Corporation Law is mandatorily applicable.
     (e) Other Agreements: Your Award will be subject to the terms of any other written agreements between you and us to the extent that those other agreements do not directly conflict with the terms of the Plan or this Award Agreement.

     (f) Other Terms and Conditions: Your Award is subject to the terms and conditions described in this Award Agreement and the Plan, which is incorporated by reference into and made a part of this Award Agreement. You should read the Plan carefully to ensure you fully understand all the terms and conditions of your Award. In the event of a conflict between the terms of the Plan and the terms of this Award Agreement, the terms of the Plan will govern. The Committee has the sole responsibility of interpreting the Plan and this Award Agreement, and its determination of the meaning of any provision in the Plan or this Award Agreement shall be binding on you.
     (g) Signature in Counterparts: This Award Agreement may be signed in counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument.
*       *       *       *       *
Your Acknowledgment
By signing below as the “Participant,” you acknowledge and agree that:
•	A copy of the Plan has been made available to you; and

•	You understand and accept the terms and conditions placed on your Award.

PARTICIPANT

Date:

Signature

Print Name

BOB EVANS FARMS, INC.

By:	Date:

[Insert name and title]

EXHIBIT A
BOB EVANS FARMS, INC.
2006 EQUITY AND CASH INCENTIVE PLAN
BENEFICIARY DESIGNATION FORM
Primary Beneficiary Designation. I designate the following person(s) as my primary beneficiary or beneficiaries, in the proportion specified, to receive or to exercise any vested Awards under the Bob Evans Farms, Inc. 2006 Equity and Cash Incentive Plan (the “Plan”) that are unpaid or unexercised at my death:

% to

		(Name)	(Relationship)
Address:

% to

		(Name)	(Relationship)
Address:

% to

		(Name)	(Relationship)
Address:

% to

		(Name)	(Relationship)
Address:

Note: You are not required to name more than one primary beneficiary but, if you do, the sum of these percentages may not be greater than 100 percent.
Contingent Beneficiary Designation. If one or more of my primary beneficiaries dies before I die, I direct that any vested Awards under the Plan that are unpaid or unexercised at my death and that might otherwise have been paid to that beneficiary be:
___Allocated to my other named primary beneficiaries in proportion to the allocation given above (ignoring the interest allocated to the deceased primary beneficiary); or
___Allocated, in the proportion specified, among the following contingent beneficiaries:

% to

		(Name)	(Relationship)
Address:

% to

		(Name)	(Relationship)
Address:

% to

		(Name)	(Relationship)
Address:

% to

		(Name)	(Relationship)
Address:

Note: You are not required to name more than one contingent beneficiary but, if you do, the sum of these percentages may not be greater than 100 percent.

(Signature)	(Date)

(Print Name)
Please return an executed copy of this form to us at the following address: [Insert Title], Bob Evans Farms, Inc., 3776 S. High St., Columbus, Ohio 43207.